BBH TRUST

BBH International Equity Fund
class n shares (“BBHEX”)
class i shares (“BBHLX”)

SUPPLEMENT DATED DECEMBER 23, 2014
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2014
AND SUPPLEMENTED ON MAY 12, 2014

The following information supplements and, to the extent inconsistent therewith, supersedes, certain information in the respective Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

Effective immediately, the Management Information Table within the “Management” section of the SAI as supplemented on May 12, 2014, is hereby revised by adding the following biographical entry for Mr. Tesoro after Mr. Collins’ entry:

John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired 2012)	6	Director, Bridge Builder Trust (1 Fund) Director, Teton Advisors, Inc. (a registered investment adviser)

Effective immediately, the following is added as the last paragraph of “Individual Trustee Qualifications” within the “Board of Trustees” section on page 21 of the SAI:

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Effective immediately, the following information replaces the information for the Mondrian Investment Partners Limited portion of the Portfolio Manager Information section on page 28 of the SAI:

Elizabeth A. Desmond, Nigel A. Bliss, Andrew R. Porter and Melissa J. Platt at Mondrian are responsible for managing the value component of the Fund. The address of Mondrian is Fifth Floor, 10 Gresham Street, London EC2V 7JD.

The following information about the Fund’s Portfolio Managers is provided as of September 30, 2014.

Other Accounts Managed by Mondrian	Total Number of Other Accounts Managed/Total Assets (in USD millions)

Elizabeth A. Desmond*
Registered Investment Companies	8/$3,327M
Other Pooled Investment Vehicles	3/$4,388M
Other Accounts	15/$7,213M
Nigel A. Bliss*
Registered Investment Companies	8/$3,327M
Other Pooled Investment Vehicles	1/$1,448M
Other Accounts	10/$4,049M
Andrew R. Porter *
Registered Investment Companies	8/$3,327M
Other Pooled Investment Vehicles	0/$0M
Other Accounts	17/$6,285M
Melissa J. Platt*
Registered Investment Companies	5/$2,181M
Other Pooled Investment Vehicles	1/$77M
Other Accounts	5/$438M

*Mses. Desmond and Platt and Mr. Bliss do not manage any performance based fee accounts.  Please note that Mr. Porter manages one performance based fee account for $311M in the “Other Accounts” category.

Please note that these figures include accounts where Mses. Desmond and Platt and Messrs. Bliss and Porter are listed as either the primary or backup portfolio manager. To ensure commonality among funds and timely implementation and maintenance of all accounts on a consistent basis, Mondrian has developed implementation teams that utilize the resources of all portfolio managers/analysts. Each account has an assigned portfolio manager and a designated implementation manager with a reporting structure down to the portfolio administration level. Elizabeth A. Desmond, as Chief Investment Officer of International Equities, has overall responsibility for all international equity accounts.

As of September 30, 2014, Mses. Desmond and Platt and Messrs. Bliss and Porter do not own shares of the Fund.

Effective immediately, the following is added as the first paragraph of the “Purchases and Redemptions” section on page 37 of the SAI:

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Effective December 31, 2014, in order to reflect his retirement on that date, the Management Information Table within the “Management” section of the SAI, as supplemented on May 12, 2014 and herein, is further revised by deleting the information provided for Mr. David P. Feldman.

Effective December 31, 2014, in order to reflect his retirement on that date, the “Individual Trustee Qualifications” section, on page 21 of the SAI, is revised by deleting the information provided for Mr. David P. Feldman.

Effective December 31, 2014, the second paragraph within the “Trustee Committees” section of the SAI on page 21 is deleted and replaced with the following paragraph:

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available.  The Valuation Committee met 12 times during the fiscal year ended October 31, 2013.

Effective December 31, 2014, the Trustee Equity Ownership Table on page 22 of the SAI is hereby deleted and replaced it its entirety with the following:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	None	Over $100,000
David P. Feldman*	None	None
Andrew S. Frazier	Over $100,000	Over $100,000
Mark M. Collins	None	Over $100,000
John M. Tesoro	None	None
Susan C. Livingston	None	None
John A. Gehret	Over $100,000	Over $100,000

*           Mr. Feldman retired from the Board, effective December 31, 2014.

Effective December 31, 2014, the Trustee Compensation Table on page 23 of the SAI is hereby deleted and replaced in its entirety with the following:

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex + paid to Trustee
Joseph V. Shields, Jr.,* Independent Trustee	$16,687.50	None	None	$75,000
David P. Feldman, ** Independent Trustee	$13,875	None	None	$62,500
Arthur D. Miltenberger,*** Independent Trustee	$16,125	None	None	$72,500
H. Whitney Wagner, Independent Trustee	$13,875	None	None	$62,500
Andrew S. Frazier Independent Trustee	$13,875	None	None	$62,500
Mark M. Collins Independent Trustee	$13,875	None	None	$62,500
John M. Tesoro Independent Trustee	None	None	None	None
Susan C. Livingston Interested Trustee	None	None	None	None
John A. Gehret Interested Trustee	None	None	None	None
+	The Fund Complex consists of the Trust, which currently consists of six series.
* ** ***	Mr. Shields retired from the Board, effective January 6, 2014. Mr. Feldman retired from the Board, effective December 31, 2014. Mr. Miltenberger retired from the Board effective December 31, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE